LaSalle Re holdings
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited                        Case No. 03-12637(MFW)
                                                 Reporting Period: October 2004

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------
                                                                                        Document    Explanation
Required Documents                                                       Form No.       Attached     Attached
----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1          N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1          N/A
     Copies of bank statements                                                          N/A
     Cash disbursements journals                                                        N/A
Statement of Operations                                                  MOR-2          Yes
Balance Sheet                                                            MOR-3          Yes
Status of Postpetition Taxes                                             MOR-4          N/A
     Copies of IRS Form 6123 or payment receipt                                         N/A
     Copies of tax returns filed during reporting period                                N/A
Summary of Unpaid Postpetition Debts                                     MOR-4          None
     Listing of aged accounts payable                                                   N/A
Accounts Receivable Reconciliation and Aging                             MOR-5          None
Debtor Questionnaire                                                     MOR-5          N/A
----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                             November 22, 2004
------------------------------------------                    Date
Signature of Debtor


/s/ Alan L. Hunte                                             November 22, 2004
------------------------------------------                    Date
Signature of Joint Debtor


/s/ Alan L. Hunte                                             November 22, 2004
------------------------------------------                    Date
Signature of Authorized Individual*


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             LaSalle Re holdings
                                                                    Exhibit 99.1

       LaSalle Re Holdings Limited                       Case No. 03-12637 (MFW)
                  Debtor                        Reporting Period: October 2004

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------------
                                                      Month Ended         Cumulative
REVENUES                                              October 2004      Filing to Date
--------------------------------------------------------------------------------------
Gross Revenues                                           $     --          $        --
--------------------------------------------------------------------------------------
Less: Returns and Allowances                                   --                   --
--------------------------------------------------------------------------------------
Net Revenue                                              $     --          $        --
--------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------
Beginning Inventory                                            --                   --
--------------------------------------------------------------------------------------
Add: Purchases                                                 --                   --
--------------------------------------------------------------------------------------
Add:Cost of Labor                                              --                   --
--------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                           --                   --
--------------------------------------------------------------------------------------
Less: Ending Inventory                                         --                   --
--------------------------------------------------------------------------------------
Cost of Goods Sold                                             --                   --
--------------------------------------------------------------------------------------
Gross Profit                                                   --                   --
--------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------
Advertising                                                    --                   --
--------------------------------------------------------------------------------------
Auto and Truck Expense                                         --                   --
--------------------------------------------------------------------------------------
Bad Debts                                                      --                   --
--------------------------------------------------------------------------------------
Contributions                                                  --                   --
--------------------------------------------------------------------------------------
Employee Benefits Programs                                     --                   --
--------------------------------------------------------------------------------------
Insider compensation*                                          --                   --
--------------------------------------------------------------------------------------
Insurance                                                      --                   --
--------------------------------------------------------------------------------------
Management Fees/Bonuses                                        --                   --
--------------------------------------------------------------------------------------
Office Expense                                                 --                   --
--------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                 --                   --
--------------------------------------------------------------------------------------
Repairs and Maintenance                                        --                   --
--------------------------------------------------------------------------------------
Rent and Lease Expense                                         --                   --
--------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                      --                   --
--------------------------------------------------------------------------------------
Supplies                                                       --                   --
--------------------------------------------------------------------------------------
Taxes-Payroll                                                  --                   --
--------------------------------------------------------------------------------------
Taxes-Real Estate                                              --                   --
--------------------------------------------------------------------------------------
Taxes-Other                                                    --                   --
--------------------------------------------------------------------------------------
Travel and Entertainment                                       --                   --
--------------------------------------------------------------------------------------
Utilities                                                      --                   --
--------------------------------------------------------------------------------------
Other (attach schedule)                                        --                   --
--------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                   --                   --
--------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                            --                   --
--------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                --                   --
--------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------
Other Income (attach schedule)                            730,916           (4,192,422)
--------------------------------------------------------------------------------------
Interest Expense                                               --
--------------------------------------------------------------------------------------
Other Expense (attach schedule)                                --                   --
--------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items             730,916           (4,192,422)
--------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------
Professional Fees                                              --                   --
--------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                    --                   --
--------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                            --
--------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                     --                   --
--------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                              --                   --
--------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                --                   --
--------------------------------------------------------------------------------------
Total Reorganization Expenses                                  --                   --
--------------------------------------------------------------------------------------
Income Taxes                                                   --                   --
--------------------------------------------------------------------------------------
Net Profit (Loss)                                        $730,916          $(4,192,422)
--------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             LaSalle Re holdings
                                                                    Exhibit 99.1

       LaSalle Re Holdings Limited                       Case No. 03-12637 (MFW)
                  Debtor                        Reporting Period: October 2004

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                Month Ended        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   October 2004     Filing to Date
-------------------------------------------------------------------------------
Other Costs
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Operational Expenses
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                       730,916          (4,192,422)
-------------------------------------------------------------------------------
Total Other Income (Loss)                         $ 730,916        $ (4,192,422)
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
                                                         --                  --
-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------
                                                         --                  --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             LaSalle Re holdings
                                                                    Exhibit 99.1

       LaSalle Re Holdings Limited                       Case No. 03-12637 (MFW)
                  Debtor                        Reporting Period: October 2004

                                  BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
                         ASSETS                                          CURRENT REPORTING MONTH       PETITION DATE
--------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         --                      --
--------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                             --
--------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
--------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $          --           $          --
--------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
--------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
--------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $          --           $          --
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                        --                      --
--------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    35,861,107              49,900,000
--------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $  35,861,107           $  49,900,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $  35,861,107           $  49,900,000
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                       BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                          CURRENT REPORTING MONTH          PETITION DATE
--------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                      --
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         --                      --
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                          --                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $          --           $          --
--------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
--------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                            --               5,804,000
--------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $          --           $   5,804,000
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              $          --               5,804,000
--------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                     95,432,000              95,432,000
--------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       307,914,000             307,914,000
--------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (358,939,000)           (358,939,000)
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                 (4,192,422)                     --
--------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     (4,353,472)               (311,000)
--------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
--------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $  35,861,107           $  44,096,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $  35,861,107           $  49,900,000
====================================================================================================================

                                                                      FORM MOR-3
                                                                          (9/99)

                                                             LaSalle Re holdings
                                                                    Exhibit 99.1

       LaSalle Re Holdings Limited                       Case No. 03-12637 (MFW)
                  Debtor                        Reporting Period: October 2004

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------
                                               BOOK VALUE AT END OF      BOOK VALUE ON
                ASSETS                       CURRENT REPORTING MONTH     PETITION DATE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------
Investment in Unconsolidated Subsidiaries            35,861,107             49,900,000
--------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 $ 35,861,107           $ 49,900,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------------
Equity in Subsidiary                                (10,157,472)              (311,000)
--------------------------------------------------------------------------------------
Reverse preferred share dividend payable              5,804,000                     --
--------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                  $ (4,353,472)          $   (311,000)
--------------------------------------------------------------------------------------

                                                                      FORM MOR-3
                                                                          (9/99)